SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On August 5, 2010, FTI Consulting, Inc. (“FTI”) held a conference call relating to the press release issued on August 5, 2010 announcing financial results for the three months and six months ended June 30, 2010. The full text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

FTI defines “Adjusted EBITDA” as consolidated operating income before depreciation, amortization of intangible assets and special charges plus non-operating litigation settlements and “Adjusted Segment EBITDA” as the segment’s share of consolidated operating income before depreciation, amortization of intangible assets and special charges plus non-operating litigation settlements. Although Adjusted EBITDA and Adjusted Segment EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles (“GAAP”), FTI believes that these measures can be useful operating performance measures for evaluating our results of operations as compared from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. We use Adjusted EBITDA and Adjusted Segment EBITDA to evaluate and compare the operating performance of our segments and EBITDA is one of the primary measures used to determine employee incentive compensation.

Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our statements of income. Reconciliations of operating profit to Adjusted EBITDA and segment operating profit to Adjusted Segment EBITDA were included in the financial tables that accompanied FTI’s press release dated August 5, 2010 furnished as Exhibit 99.1 to FTI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2010.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Transcript of August 5, 2010 conference call of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: August 9, 2010	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of August 5, 2010 conference call of FTI Consulting, Inc.